Exhibit 10.33.3.1

                                 FIRST AMENDMENT
                                       TO
                      INTERCREDITOR AND SECURITY AGREEMENT

         This FIRST AMENDMENT TO INTERCREDITOR AND SECURITY AGREEMENT (this "Amendment"), dated as of July 26, 2002, is by and among Probex Corp., a Delaware corporation (the "Debtor"), General Conference Corporation of Seventh-day Adventists, a District of Columbia corporation (the "Collateral Agent"), and the signatories designated as Secured Parties hereto (the "Secured Parties").

                                    RECITALS:

         WHEREAS, the Debtor, the Collateral Agent and the Secured Parties previously entered into that certain Intercreditor and Security Agreement, dated as of March 29, 2002 (the "Security Agreement"), to secure certain obligations of the Debtor to the Secured Parties. Capitalized terms not defined herein shall have the meanings given to such terms in the Security Agreement.

         WHEREAS, the Debtor is incurring new obligations of up to $3,000,000 original principal amount that will be New Obligations, and entitled to the benefits thereof, under the Security Agreement.

         WHEREAS, the Debtor, the Collateral Agent and the Secured Parties desire to amend certain provisions of the Security Agreement as set forth herein.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENTS:

Section 1.        Amendment to the Security Agreement.

         Section 1.1 The Section titled "Certain Definitions" of the Security Agreement shall be amended to read in its entirety as follows:

                                                   " Certain Definitions

         Definitions. As used herein, the following terms have the respective meanings set forth below or as set forth in the Section hereof following such term:

         (a) "Existing Lenders" shall have the meaning set forth in the recitals.

         (b) "Existing Notes" shall have the meaning set forth in the recitals.

         (c) "Existing Obligations" shall have the meaning set forth in the recitals.

         (d) "Existing Senior Lenders" shall mean Existing Lenders to the extent of their respective Existing Senior Obligations.

         (e) "Existing Senior Obligations" shall mean the amounts set forth on Exhibit H hereto.

         (f)      "Existing Subordinated Lenders" shall mean Existing Lenders to
                  the   extent  of  their   respective   Existing   Subordinated
                  Obligations.

         (g) "Existing Subordinated Obligations" shall mean the amounts set forth on Exhibit I hereto.

         (h) "Intellectual Property" means, on a worldwide basis, proprietary information, trade secret or knowledge, including, without limitation, confidential information, patents, trademarks, service marks, inventions, products, designs, development techniques, methods, know-how, techniques, systems, processes, software programs, works of authorship, formulae and any other information of a technical nature.

         (i) "July Lenders" shall mean the lenders who are parties to that certain Loan Agreement, dated as of July 26, 2002.

         (j)      "New Notes" shall have the meaning set forth in the recitals.

         (k) "New Obligations" shall have the meaning set forth in the recitals.

         (l) "New Senior Lenders" shall have the meaning set forth in the recitals.

         (m) "Senior Lenders" shall mean, collectively, the New Senior Lenders and the Existing Senior Lenders.

         (n)      "Senior  Obligations"  shall  mean,   collectively,   the  New
                  Obligations and the Existing Senior Obligations."

         Section 1.2 Section 6.6 of the Security Agreement is hereby amended to read in its entirety as follows:

         "Section 6.6 Right of First Refusal. If the exercise of the provisions of Section 5.1 hereof results in the sale or other disposition of the Collateral, the Debtor and the Secured Parties hereby agree, to the extent permitted by applicable law, that GCC shall have a right of first refusal to acquire all or any portion of the Collateral. If GCC elects to purchase less than all of the Collateral pursuant to foregoing sentence, the July Lenders shall, to the extent permitted by applicable law, a right of first refusal to acquire all or any portion of the Collateral not elected to be purchased by GCC. If such July Lenders elect to purchase more than the remaining Collateral not elected to be purchased by GCC, such electing July Lenders shall have the right to purchase their respective pro rata portion (based on their respective principal amount of New Obligations) of such Collateral not elected to be purchased by GCC."

         1.3 Exhibits H and I attached hereto shall be added to and incorporated by reference in the Security Agreement as if set forth therein in full.

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

Section 2. Miscellaneous.

         Section 2.1 Except as specifically provided for herein, the Security Agreement shall remain in full force and effect.

         Section 2.2 This Amendment shall be enforced, governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such State, excepting its choice of law rules.

         Section  2.3  This   Amendment   may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 2.4 Each of the signatories hereto that is not an original party to the Security Agreement shall by virtue of his or her execution of this Amendment agree to be bound by the terms of the Security Agreement and be entitled to the benefits thereof to the same extent as if he or she executed the Security Agreement on the date hereof.



         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

                                     DEBTOR:


                                     PROBEX CORP.,
                                     a Delaware corporation
Address:

13355 Noel Road, Suite 1200          By: /s/ Charles M. Rampacek
                                        --------------------------
Dallas, Texas 75240                  Name:    Charles M. Rampacek
Attn: President                      Title:   President & Chief Executive
Facsimile:  (972) 980-8545                    Officer




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